Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) No. 33-78346) pertaining to the Tremont Advisers, Inc. Savings Plan of our report dated February 26, 2001, with respect to the consolidated financial statements of Tremont Advisers, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 2000.



                                                               Ernst & Young LLP


Stamford, Connecticut
March 7, 2001















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